UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2017

MODERN MEDIA ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38092	47-1277598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Peachtree Street, N.E. Suite 2400 Atlanta, GA		30309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 443-1182

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

As previously disclosed by Modern Media Acquisition Corp. (the “Company”), on May 17, 2017 (the “Closing Date”), the Company completed its initial public offering (“IPO”) of 20,700,000 Units (“Units”), including the issuance of 2,700,000 Units as a result of the underwriters’ exercise of their over-allotment option in the IPO. Each Unit consists of one share of common stock, par value $0.0001 per share (“Common Stock”), one right (“Right”) and one-half of one warrant (“Warrant”). Each Right entitles the holder thereof to receive one-tenth of one share of Common Stock (for no additional consideration) upon the consummation of an initial business combination. Each whole Warrant entitles the holder thereof to purchase one share of Common Stock for $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, resulting in gross proceeds to the Company of $207,000,000.

Also as previously disclosed, on the Closing Date the Company completed a private placement (the “Private Placement”) of an aggregate of 7,320,000 warrants (the “Private Placement Warrants”), at a price of $1.00 per Private Placement Warrant, to Modern Media Sponsor, LLC, resulting in gross proceeds to the Company of $7,320,000.

A total of $209,070,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders at Deutsche Bank Trust Company Americas, with Continental Stock Transfer & Trust Company acting as trustee. Attached hereto as Exhibit 99.1 and incorporated by reference herein is an audited balance sheet of the Company as of May 17, 2017, reflecting receipt of the proceeds from the completion of the IPO and the Private Placement.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit

99.1	Audited balance sheet of Modern Media Acquisition Corp. as of May 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODERN MEDIA ACQUISITION CORP.

Date: May 24, 2017	By:	/s/ Lewis W. Dickey, Jr.
		Name: Title:	Lewis W. Dickey, Jr. President and Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Audited balance sheet of Modern Media Acquisition Corp. as of May 17, 2017.